SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 4, 1997



                            PEASE OIL AND GAS COMPANY
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Nevada                        0-6580                   84-0285520
 ---------------------------      -------------------        -------------------
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
 of incorporation)                                           Identification No.)




751 Horizon Court, Suite 203, Grand Junction Colorado                 81506-8718
-----------------------------------------------------                 ----------
     (Address of principal executive offices)                         (Zip Code)



Registrant's telephone number including area code:   (970) 245-5917


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Item 5.           OTHER MATERIAL EVENTS.

     On February 4, 1997 the Registrant entered into a definitive agreement to participate in various oil and gas exploration projects in Alabama, Louisiana and Texas with National Energy Group, Inc. ("NEGX"). Under the agreement the Registrant will have the right and obligation to participate in approximately 10 planned exploration prospects in the three states and any additional exploration prospects generated for NEGX by Sandefer Oil & Gas, Inc. and/or Charles M. Meeks, for which NEGX serves as operator. The Registrant will participate in the NEGX exploration prospects by paying 16 2/3% of drilling and acquisition costs and fees for a 12 1/2% working interest in the identified prospects, provided that if NEGX sells an interest in a prospect subject to the agreement on terms more favorable than the terms applicable to Registrant, Registrant shall be entitled to the more favorable terms. The agreement also extends to other exploration prospects in which NEGX participates, including prospects generated by third parties. On any third party prospects, the Registrant shall be subject to the same terms and conditions upon which NEGX acquired its interest in the third party prospect. The Registrant's maximum obligation for reimbursement of prospect acquisition costs and costs of drilling under the agreement is limited to $5,000,000 in each year of the two year agreement, provided that Registrant may continue to participate at its election.



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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired.

          Registrant is a Small Business Issuer. Under Item 310(c)(3)(i) of Regulation S-B, financial statements relating to the assets acquired are not required.

     (b)  Pro forma financial information.

          Registrant is a Small Business Issuer. Under Item 310(d) of Regulation S-B, pro forma information relating to the acquisition of the assets is not required.

     (c)  Exhibits.

          Exhibit 10.28 Letter Agreement with National Energy Group, Inc. dated February 4, 1997.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 19, 1997

                                           PEASE OIL AND GAS COMPANY



                                           By  /s/ Willard H. Pease, Jr.
                                               --------------------------------
                                               Willard H. Pease, Jr., President



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                                  EXHIBIT INDEX


Exhibit           Description                                           Page No.
-------           -----------                                           -------
10.28             Letter Agreement with National Energy Group, Inc.        6
                  dated February 4, 1997.




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